UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 10, 2011

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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CODORUS VALLEY BANCORP, INC.

FORM 8-K

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

(a)	On November 10, 2011, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Announcement with updated results of operations, in summary form, for the period ended September 30, 2011, compared to the period ended September 30, 2010. The update resulted primarily from an asset impairment which the Corporation became aware subsequent to an earlier Press Announcement. This Press Announcement replaces the financial information contained in the original Press Announcement issued October 17, 2011 (Incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on October 17, 2011).

Section 9 – Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits.

No.	Description
99.1	Press release of Codorus Valley Bancorp, Inc., dated November 10, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc. (Registrant)

Date: November 10, 2011	/s/ Larry J. Miller
Larry J. Miller President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

99.1	Press release of Codorus Valley Bancorp, Inc., dated November 10, 2011.

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